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                                                                    EXHIBIT 99.1

                            LIFEQUEST MEDICAL, INC.
                             PROFORMA BALANCE SHEET
                                  MAY 31, 1998


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
                                                            Consolidated    Adjustments       Total
                                                            ------------    -----------       -----
                             ASSETS
Current Assets:
     Cash and cash equivalents                                  832,660        600,000       1,432,660
     Short-term investments                                     146,403                        146,403
     Accounts receivable (net of allowance for doubtful       2,265,170                      2,265,170
          accounts of $216,573)
     Accounts receivable from related party                      24,902                         24,902
     Inventories                                              1,738,459                      1,738,459
     Prepaid and other assets                                   163,481                        163,481
                                                            -----------      ---------     -----------
Total current assets                                          5,171,075                      5,771,075
                                                            -----------      ---------     -----------

Property, plant, and equipment:                               1,592,992                      1,592,992
          Less:  Accumulated depreciation                      (997,784)                      (997,784)
                                                            -----------      ---------     -----------
Net Property and equipment                                      595,208                        595,208
                                                            -----------      ---------     -----------

Investments, at cost                                          1,000,000      1,202,500       2,202,500
                                                            -----------      ---------     -----------

Intangible assets:
     Deferred finance charges                                   170,222                        170,222
     Licensed technology rights                                 441,358                        441,358
     Goodwill, net                                            1,794,879                      1,794,879
                                                            -----------      ---------     -----------
Net intangible assets                                         2,236,237                      2,236,237
                                                            -----------      ---------     -----------
Total assets                                                  9,172,742      1,802,500      10,975,242
                                                            ===========      =========     ===========
              LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Current portion of long-term obligations                     5,158                          5,158
     Accounts payable                                         2,119,323                      2,119,323
     Accrued expenses                                           477,116                        477,116
                                                            -----------      ---------     -----------
Total current liabilities                                     2,601,597                      2,601,597
                                                            -----------      ---------     -----------
Convertible Debentures                                        3,000,000                      3,000,000
                                                            -----------      ---------     -----------
Minority interest                                               107,654                        107,654
                                                            -----------      ---------     -----------

Stockholders' equity:
Common Stock, $.001 par value; 10,000,000 shares                  6,843            370           7,213
authorized; shares issued and outstanding: 7,212,742


Additional paid-in capital                                   21,830,465      1,202,130      23,032,595
Deferred Compensation                                           (27,695)                       (27,695)
Accumulated Deficit                                         (18,346,122)       600,000     (17,746,122)
                                                            -----------      ---------     -----------

Total stockholders' equity                                    3,463,491      1,802,500       5,265,991
                                                            -----------      ---------     -----------

Total liabilities and stockholders' equity                    9,172,742      1,802,500      10,975,242
                                                            ===========      =========     ===========
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